UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2007

PILGRIM’S PRIDE CORPORATION OF GEORGIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50925	20-1163666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Perimeter Center Parkway, N.E.

Atlanta, Georgia 30346

(Address of Principal Executive Offices)

(ZIP Code)

Registrant’s telephone number, including area code: (903) 434-1000

GOLD KIST INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

On January 9, 2007, Protein Acquisition Corporation (“Protein”), a wholly-owned subsidiary of Pilgrim’s Pride Corporation (“Pilgrim’s Pride”), filed with the Delaware Secretary of State a Certificate of Ownership and Merger of Protein Acquisition Corporation (“Certificate of Ownership and Merger”). As a result, Protein was merged with and into Gold Kist Inc. (the “Company”), which was the surviving corporation in the merger (“Merger”), thereby becoming a wholly-owned subsidiary of Pilgrim’s Pride.

The Merger was consummated in accordance with the terms of the Agreement and Plan of Merger dated December 3, 2006 (the “Merger Agreement”) by and among the Company, Pilgrim’s Pride and Protein. Pursuant to the Merger Agreement, each share then outstanding (other than shares held by the Company, Pilgrim’s Pride or any other direct or indirect wholly owned subsidiary of Pilgrim’s Pride and shares held by the Company’s stockholders who shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of the DGCL) was canceled and converted automatically into the right to receive $21.00 per share in cash without interest.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission by the Company on December 5, 2006 and is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 9, 2007, Mr. A.D. Frazier’s previously tendered and previously reported resignation from the Board of Directors of the Company and each of its subsidiaries, as well as from any committees of any of such boards, became effective. Mr. Frazier did not state that his resignation related to any disagreement relating to the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement and as a result of the filing of the Certificate of Ownership and Merger, the Amended and Restated Certificate of Incorporation attached to the Certificate of Ownership and Merger became the certificate of incorporation of the Company. A copy of the Amended and Restated Certificate of Incorporation is attached to this Form 8-K as Exhibit 3.1. As a result of the Merger and in accordance with the Merger Agreement, the Protein bylaws became the Company’s bylaws. A copy of the Bylaws is attached to this Form 8-K as Exhibit 3.2.

Immediately following the filing of the Certificate of Ownership and Merger, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation of Gold Kist Inc., which amendment changed the name of the Company from “Gold Kist Inc.” to “Pilgrim’s Pride Corporation of Georgia, Inc.” A copy of the Certificate of Amendment of Amended and Restated Certificate of Incorporation is attached to this Form 8-K as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Gold Kist Inc.

3.2	Bylaws of Protein Acquisition Corporation

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Gold Kist Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION OF GEORGIA, INC.
(f/k/a GOLD KIST INC.)

Date: January 16, 2007	By:	/s/ Richard A. Cogdill
Richard A. Cogdill, Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Gold Kist Inc.

3.2	Bylaws of Protein Acquisition Corporation

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Gold Kist Inc.